THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE, INCLUDING, WITHOUT LIMITATION, THE SECURITIES LAWS OF ANY STATE, AND IS SUBJECT TO RESTRICTIONS ON EXERCISE AND TRANSFER DESCRIBED IN
SECTION 11 HEREOF.


                             OPTION AGREEMENT


          PANAX PHARMACEUTICAL COMPANY LTD., a New York corporation (the "Company"), agrees as of this 14th day of February, 1997, pursuant to this Option Agreement (this "Option"), issued under the Company's 1997 Consultant Stock Option Plan (the "Plan") if available or otherwise and pursuant to the terms of the Consulting Agreement dated February 14, 1997 (the "Consulting Agreement") between the Company and Craig Aronchick, M.D. who resides at 903 Bryn Mawn Avenue, Penn Valley, Pennsylvania 19072 (Dr. Aronchick is hereinafter referred to as the "Holder") that the Holder is entitled to purchase from the Company, subject to the limitations and conditions hereinafter set forth, up to 450000 shares of the Company's Common Stock, $.000l par value per share (the "Shares"). The purchase price per Share (the "Exercise Price") shall be equal to $0.61. The number of Shares and the Exercise Price are subject to adjustment as provided herein. The Option is designated as a Non-Qualified Option.

     1.  EXERCISE OF OPTION.

          1.1 Exercise. This Option may be exercised during the term of the Option and to the extent set forth in Section 1.3., as follows:

     (a) Exercise may be effected by surrender of this Option, with the form of subscription at the end hereof duly executed by Holder, to the Company at 425 Park Avenue, New York, New York 10022, accompanied by payment in cash or by wire transfer to the Company, in the amount obtained by multiplying the number of Shares to be exercised (giving effect to any adjustment herein) by the Exercise Price, as adjusted. Such shares shall be issued as of the date of surrender of the Option and payment of the exercise price. In case such Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company may also require that such Holder furnish to the Company a written statement that such Holder is purchasing such Shares for such Holder's own account for investment and not with a view toward distribution thereof, and that none of such Shares will be sold or otherwise distributed in violation of the provisions of the 1933 Act; and

     (b) Exercise may be effected by exchange of the Option in whole or in part from time to time (an "Option Exchange"), into the number of Shares determined in accordance with this Section (b), by surrendering this Option to the Company, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the shares remaining subject to this Option after deducting the number of Shares surrendered in such Option Exchange, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares surrendered (the "Total Number") specified by the Holder in its Notice of Exchange less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth Section 3.1(a)(iv) below, except that for purposes hereof, the date of exercise, as used in Section 3.1(a)(iv), shall mean the Exchange Date. In case such Shares have not been registered under the 1933 Act, the Company may also require that such Holder furnish to the Company a written statement that such Holder is purchasing such Shares for such Holder's own account for investment and not with a view toward distribution thereof, and that none of such Shares will be sold or otherwise distributed in violation of the provisions of the 1933 Act.

          1.2 Exercise in Part. This Option shall be exercised in part by surrender of this Option in the manner and at the place provided in Section
1.1. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to the Holder hereof a new Option or Options of like tenor, in the name of such Holder, calling in the aggregate on the face or faces thereof for the number of Shares equal (giving effect to any adjustment therein) to the number of such Shares remaining subject to this Option after exercise.

          1.3     Term of Option and Extent Exercisable.

     (a) With respect to 150000 Shares, this Option may be exercised in full or in part at any time during the period beginning on the earlier to occur of (i) nine months from the date hereof and (ii) the termination of Holder's ability to terminate the License Agreement dated February 14, 1997 between the Company and ALW Partnership (the "License Agreement") under paragraph 18G thereof and ending on February 14, 2007.

     (b) With respect to an additional 150000 Shares, this Option may be exercised in full or in part at any time during the period which commences with the first day the Company effects the first sale in the United States of any "Product" or "Improvement" as defined in the License Agreement and which ends on the later of (i) February 14, 2007 or (ii) the earlier of the third anniversary of such first sale or February 14, 2010.

     (c) With respect to an additional 150000 Shares, this Option may be exercised in full or in part at any time during the period which commences with the first day following the first fiscal year of the Company during which the total "Net Sales" by the Company as defined in the License Agreement of all Products and Improvements exceeds $20,000,000 and ends on the later of (i)

February 14, 2007 or (ii) the earlier of the third anniversary of such first day or February 14, 2010.

     2.  DELIVERY OF STOCK AND OPTION CERTIFICATES, ETC. ON EXERCISE.

          As soon as practicable after the exercise of this Option in full or in part, and in any event within seven (7) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the Holder, or otherwise as the Holder may direct (upon payment by the Holder of any applicable transfer taxes), a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise, rounded upward to the nearest whole share.

      3.  ADJUSTMENTS.

          3.1 Adjustments to Exercise Price. The Exercise Price of the Options shall be adjusted from time to time as follows:

     (a) Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (including shares held in the Company's treasury) for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, the Exercise Price shall forthwith be reduced to a price determined by dividing:

          (x) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price in effect immediately prior to such issuance or sale, plus (ii) the consideration, if any, received by the Company upon such issuance or sale, by

          (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

     For the purpose of any computation to be made in accordance with the provisions of this paragraph 3.1(a), the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price), or, if shares of Common Stock shall be sold to underwriters or dealers for public offering, the initial public offering price before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (other than as provided in subparagraph 3.1(a)(iii) or (iv) or on conversion or exchange of other securities of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration, as determined in good faith by the Board of Directors of the Company as of the date of the adoption of the resolution authorizing such issuance, irrespective of accounting treatment. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued without consideration immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

          (iv) In the event of a merger in which the Company is the surviving corporation, a merger or consolidation in which a subsidiary of the Company is a constituent corporation, or the acquisition of assets by the Company or a subsidiary, the consideration received by the Company or its subsidiary for any Common Stock issued by the Company in connection therewith shall be deemed to equal the "market value" of the securities issued by the Company. "Market value" of securities issued by the Company shall be deemed to be the average of the closing sales price of the Common Stock for the 30 day period immediately preceding the date the agreement of consolidation, merger or acquisition is executed on the largest (by way of trading volume) national securities exchange on which the Common Stock is listed or if the Common Stock is not so listed, then the average of the low asked and high bid prices quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, then the average of the low asked and high bid prices as quoted on the Bulletin Board of the NASD.

          (v) The number of shares of Common Stock at any time outstanding shall not include any shares then owned or held by or for the account of the Company, but shall include the aggregate number of shares deliverable in connection with those options, warrants and rights and convertible and exchangeable securities referred to in paragraph 3.1(b) while such options, warrants, rights or securities remain outstanding and unexercised, unconverted or unexchanged, as the case may be, and thereafter to the extent such options, warrants, rights or securities have been exercised, converted or exchanged.

     (b) In case the Company shall at any time after the date hereof issue options, warrants or rights to subscribe for shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (including shares held in the Company's treasury), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such options, warrants or rights or convertible or exchangeable securities, or without consideration, then the Exercise Price in effect immediately prior to the issuance of such options, warrants or rights or securities shall be reduced to a price determined by making a computation in accordance with the provisions of paragraph 3.1(a); provided that:

          (i) the aggregate maximum number of shares of Common Stock deliverable under such options, warrants or rights shall be considered to have been delivered at the earliest time such options warrants or rights may be exercised and for a consideration equal to the minimum purchase price per share of Common Stock provided for issuance of such shares in such options, warrants or rights, plus the cash consideration (determined in the same manner as consideration received on the issue or sale of Common Stock), if any, received by the Company for such options, warrants or rights;

          (ii) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such securities shall be considered to have been delivered at the earliest time such securities may be converted or exchanged and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock) received by the Company for such securities, plus the minimum consideration, if any, to be received by the Company upon the exchange or conversion thereof; and

          (iii) on the expiration of such options, warrants or rights or the termination of such right to convert or exchange the convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustments made upon the issuance of such options, warrants, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such options, warrants or rights or upon conversion or exchange of such securities.

     (c) In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the number of Shares purchasable upon exercise of this Option and the Exercise Price shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

     (d) Within a reasonable time after the close of each month during which the Exercise Price has been adjusted as herein provided, the Company shall mail to the Holder a certificate signed by any of the Chairman of the Board of Directors, the President, a Vice President, the Treasurer or the Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Exercise Price after each such adjustment.

          3.2 Non-Adjustment of Exercise Price. Notwithstanding anything contained in Section 3.1 to the contrary, no adjustment of the Exercise Price, other than pursuant to paragraph 3.1(c), shall be made:

     (a) If the amount of such adjustment in the Exercise Price shall be less than one cent ($.01), but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than one cent ($.01).

     (b) In connection with the issuance or sale of Common Stock upon the exercise of options, warrants or rights or upon the conversion or exchange of convertible or exchangeable securities in any case where the adjustment provided in this section was made upon the issuance of such options, warrants, rights, or convertible or exchangeable securities by reason of the provisions of paragraph 3.1(b).

     (c) By reason of the issuance of (i) 1,235,710 shares of Common Stock issuable upon exercise of the Company's outstanding Redeemable Common Stock Purchase Warrants, 320,000 shares of Common Stock issuable upon the exercise of outstanding warrants issued prior to the date hereof to D.H. Blair & Co., Inc. or its affiliates, and 107,500 shares issuable upon exercise of warrants issued to the underwriter of the Company's initial public offering; (ii) the issuance of options under the Company's stock option plans or upon exercise of options granted thereunder, (iii) the shares of Common Stock and warrants to purchase shares of Common Stock to be issued upon the acquisition of the Sangen Pharmaceutical, Inc. and shares issued upon exercise of such warrants,
(iv) the warrants or options to purchase shares of Common Stock to be issued in connection with the termination or assignment of the Company's lease with respect to its offices at 425 Park Avenue, New York, New York and shares of Common Stock issued upon exercise of such warrants or options, and (v) shares reserved for issuance or issued pursuant to the anti-dilution provisions of the foregoing securities or plans, including such provisions as shall take effect as a result of the issuance and exercise of this Option.

          3.3 Effect of Reorganization or Reclassification. In the case of any reorganization of the Company or reclassification or recapitalization of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision of combination) or in the case of any consolidation of the Company with, or merger of the Company into another corporation, or in the case of any sale, lease, transfer or conveyance of all, or substantially all, of the assets, of the Company, then, as a part of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, provision shall be made so that the holder of this

Option shall thereafter be entitled to receive upon exercise hereof the number of shares of stock, warrants, or other securities, property or other assets of the Company, or of the successor corporation resulting from such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, to which a holder of that number of Shares deliverable upon the exercise of this Option would have been entitled on such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance as if this Option had been exercised in full immediately prior to the effectiveness of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease transfer or conveyance, subject to further adjustment as provided for in this Section 3; provided, however, that any unexercised Options may be exercised in full by the Holder at any time prior to the effective date of any such reorganization, reclassification, recapitalization, consolidation, merger sale, lease transfer or conveyance, without regard to Section 1.3, by giving written notice to the Company.

          3.4 Effect of Adjustment on Face of Option. Irrespective of any adjustments in the Exercise Price or the number or kind of securities issuable hereunder, this Option may continue to express the same price and number and kind of shares and options as are herein stated.

          3.5 Effect of Distribution of Assets. In case, prior to the expiration of this Option by exercise or by its terms, the Company shall at any time make any distribution of its assets to holders of its Common Stock as a liquidating or partial liquidating dividend by way of return of capital or otherwise (other than as either a cash dividend payable out of any surplus legally available for the payment of dividends under the laws of the State of New York or as a stock dividend as provided in paragraph 3.1(a) hereof), or the Company is dissolved, then the holder, upon receipt of any Shares upon exercise of this Option after the date of record for the determination of holders of Common Stock entitled to such distribution of assets, shall also be entitled to receive, in addition to the Shares, the amount of such assets or dividend which the Holder would have received had it been the holder of record on the record date for the determination of those entitled to such distribution of such assets; provided that any unexercised Options may be exercised in full by the Holder at any time prior to the effective date of any such liquidating dividend or dissolution, without regard to Section 1.3, by giving written notice to the Company.

     4.  NO DILUTION OR IMPAIRMENT.

          The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in carrying out all such terms and in taking all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of Shares above the amount payable therefor on such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon exercise of this Option.

     5.  NOTICES OF RECORD DATE, ETC.

          In the event of:

     (a) any taking by the Company of a record of the holders of the Common Stock or any class of other securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

     (b) any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any sale, lease, transfer or conveyance of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other person or entity; or

     (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then on or prior to the Record Date as hereinafter defined, the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, sale, lease, transfer, conveyance, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed as to which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, sale, lease, transfer, conveyance, consolidation, merger, dissolution, liquidation or winding up (the "Record Date"), and (iii) the amount and character of any stock or other securities, or rights or warrants in respect thereof, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed by certified mail, return receipt requested, at least 15 days prior to the date therein specified.

     6.  RESERVATION OF STOCK, ETC., ISSUABLE UPON EXERCISE OF THIS OPTION.

          The Company will at all times authorize, reserve and keep available, solely for issuance and delivery upon exercise of this Option as herein provided, all shares of Common Stock from time to time issuable upon exercise of this Option. All such shares, when issued upon exercise, shall be validly issued, fully paid and non-assessable, free and clear or all liens, security interests, charges and other encumbrances or, except as set forth herein, restrictions on sale and free and clear of all preemptive rights.

     7.  EXCHANGE OF OPTION.

          Upon surrender for exchange of this Option properly endorsed to the Company, the Company, at its expense, will issue and deliver to the Holder, a new Option or Options of like tenor in the name of the Holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Option.

     8.  REPLACEMENT OF OPTION.

          Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction, upon delivery of an agreement of indemnity reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Option, the Company, at its expense, will execute and deliver, in lieu thereof, a new Option of like tenor.

     9.  REMEDIES.

          The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Option are not, and will not be, adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     10.  NONNEGOTIABILITY, ETC.

          This Option is issued upon the following terms, to all of which the Holder by the taking hereof consents and agrees:

     (a) title to this Option is not transferrable except in accordance with Section 11 hereof;

     (b) until this Option is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11.  RESTRICTIONS ON TRANSFER OF OPTION OR SHARES.

          11.1     Restrictions in General.

     (a) Notwithstanding any provisions contained herein to the contrary, this Option and the Shares shall not be transferable except upon the conditions specified in this Section 11, which conditions are intended, among other things, to insure compliance with the provisions of the 1933 Act with respect to transfer of this Option or of the Shares. The Holder agrees that it will not transfer this Option except by will or the laws of descent or distribution or transfer any of the Shares prior to delivery to the Company of the opinion of counsel referred to, and to the effect described, in Section
11.2 hereof or until the effectiveness of the registration under the 1933
Act of the Shares to be transferred.

     (b) The Company shall maintain its registration under Section 12 of the Securities Exchange Act of 1934 (the "1934 Act") as long as this Option remains outstanding and shall timely file the reports required to be filed as a result of its registration under the 1934 Act (including those required to make available the benefits of Rule 144 under the 1933 Act).

          11.2 Statement of Intention to Transfer; Opinion of Counsel. If the Shares have not been registered under the 1933 Act, the Holder, by its acceptance of this Option, agrees that prior to any transfer of the Shares, such Holder will deliver a statement to the Company setting forth the intention of such Holder's prospective transfer with respect to its retention or disposition of the Shares together with a signed copy of the opinion of such Holder's counsel as to the non-necessity for registration under the 1933 Act in connection with such transfer. If, in the opinion of such Holder's counsel, which opinion must be reasonably satisfactory to the Company's counsel, the proposed transfer of the Shares may be effected without registration under the 1933 Act, then the Holder shall be entitled to transfer the Shares in accordance with the intended method of disposition specified in the statement delivered by such Holder to the Company, in which event the Company will promptly instruct the transfer agent for the Common Stock to effect the required transfer upon appropriate presentation and execution of the certificate for the Shares being transferred and the foregoing documents.

          11.3 Acquisition for Investment. The Holder covenants and agrees with the Company that the Company may instruct its transfer agent not to transfer the Shares unless such agent has been advised by the Company or has otherwise been satisfied that the transferor has complied with the provisions described above.

          11.4     Transfer Restriction Legend.

     (a) Each certificate representing Shares initially issued upon exercise of this Option, unless at the time of exercise such Shares are registered under the 1933 Act, shall bear the following legend (and any additional legend required by any securities exchange or organized trading market on which the Shares may, at the time, be listed) on the face thereof:

"The securities represented hereby have not been registered under the Securities Act of 1933 and the transfer of such securities is subject to the restrictions set forth in Section 11 of an Option Agreement issued by Panax Pharmaceutical Company Ltd. (the "Company"), a copy of which is available for inspection at the head office of the Company, and no transfer of said securities shall be valid or effective unless and until the terms and conditions of said Section 11 shall have been complied with."

     (b) Any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof, which opinion is reasonably satisfactory to Company's counsel, addressed and delivered to the Company and the Holder, the shares represented thereby need no longer be subject to the restrictions contained in this Article 11. The provisions of this Article 11 shall be binding upon all subsequent Holders of certificates bearing the above legend.

     12.  NO CANCELLATION OR REDEMPTION RIGHTS AS TO THIS OPTION OR THE
          SHARES.

          The Company shall not have any right to redeem or cancel this Option or redeem any or all of the Shares.

     13.  LISTING ON SECURITIES EXCHANGE.

          The Company will, at its own expense, list on each national securities exchange or over-the-counter market, including the Small Cap and National Market Systems of Nasdaq, on which any Common Stock may at any time be listed all Shares from time to time issuable upon exercise of this Option, and will maintain such listing so long as any other shares of its Common Stock are so listed.

     14.  NOTICES, ETC.

          Except as otherwise provided herein and unless the Holder or the Company, as the case may be, is notified in writing otherwise, all notices and other communications hereunder shall be mailed by first class registered or certified mail, postage prepaid, to such addresses as may be furnished from time to time by the Company or the Holder to each other, and prior thereto, as follows:

     (a)     To the Company, at:

Panax Pharmaceutical Company Ltd.
425 Park Avenue
New York, New York  10022
Attention:  Dr. Taffy Williams, President

and

     (b) the Holder, at the address set forth in the opening paragraph.

     15.  SURVIVAL OF AGREEMENTS.

          All covenants and agreements contained herein, whether made by the Company or by the Holder, shall survive the execution and delivery of this Option and any investigation at any time made by the Holder or on the Holder's behalf.

     16.  MISCELLANEOUS.

          This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such state and applicable federal law. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

PANAX PHARMACEUTICAL COMPANY LTD.


By:/s/ Taffy J. Williams
------------------------------
Dr. Taffy Williams, President


AGREED:

/s/ Craig Aronchick
------------------------------
Dr. Craig Arinchick, Holder

SUBSCRIPTION  FORM

TO BE EXECUTED BY THE REGISTERED HOLDER
IF HE DESIRES TO EXERCISE THE OPTION

     The undersigned hereby exercises the right to purchase the number of shares of Common Stock set forth below covered by this Option according to the conditions thereof and herewith makes payment of the Exercise Price of such Shares in full.

    Exercise as to _____ shares of Common Stock.
                                   Signature:

                                   Address:


Dated:  ____________________

NOTICE

     The signature to the foregoing Subscription Form must correspond to the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatsoever.

NOTICE OF EXCHANGE  FORM TO BE EXECUTED BY THE REGISTERED HOLDER
IF HE DESIRES TO EXCHANGE THE OPTION

     The undersigned hereby exercises the right to exchange the number of shares of Common Stock set forth below covered by this Option according to the conditions thereof and herewith delivers Options sufficient to effect such exchange.

     Exchange as to _____ shares of Common Stock.
                                   Signature:

                                   Address:


Dated:  ____________________

NOTICE
     The signature to the foregoing Exchange Form must correspond to the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatsoever.